UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2012

BIDZ.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51257	95-4728109
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification Number)

3562 Eastham Drive Culver City, California	90232
(Address of principal executive offices)	(Zip Code)

310-280-7373

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 7, 2012, BIDZ.com, Inc. (the “Company” or “Bidz”) received a letter (the “Panel Determination Letter”) from the Nasdaq Stock Market (“Nasdaq”) informing the Company that the Nasdaq Hearings Panel (the “Panel”) had granted the request of the Company to remain listed on the Nasdaq Capital Market, subject to the conditions described in the letter.

Under the terms of the Panel Determination Letter, the Company’s common stock will continue to be listed on the Nasdaq Capital Market until the earlier of 3 days past the day a stockholders meeting is held to consider the going private transaction, as previously disclosed by the Company, or November 6, 2012, whichever is earlier.

As previously disclosed by the Company, on May 21, 2012, the Company received a letter from Nasdaq notifying the Company that Nasdaq had determined to initiate procedures to delist the Company’s securities from the Nasdaq Capital Market because the Company did not regain compliance with Nasdaq’s independent director and audit committee composition requirements as set forth in Listing Rule 5605. The Company previously disclosed in the Company’s Form 8-K filed on January 13, 2012, that it no longer complied with those requirements, and that Nasdaq had provided the Company a cure period in order to regain compliance until the earlier of the Company’s next annual stockholders’ meeting or May 17, 2012.

As previously disclosed by the Company, the Company appealed the delisting determination by Nasdaq, and the Panel Determination Letter was issued in response to that appeal.

Also, on August 7, 2012, the Company received a letter (the “Minimum Bid Determination Letter”) from Nasdaq notifying the Company that because the Company had not regained compliance with the minimum bid price requirement, Nasdaq had determined that this deficiency serves as an additional basis for delisting the Company’s common stock from the Nasdaq Capital Market.

As previously disclosed by the Company, on August 12, 2011, Bidz received a letter from Nasdaq notifying the Company that the bid price per share for the Company’s common stock had closed below the $1.00 minimum bid price requirement for 30 consecutive trading days and that, as a result, the Company no longer met the Nasdaq Capital Market’s minimum bid price requirement for continued listing set forth in Rule 5550(a)(2). Pursuant to Rule 5810(c)(3)(A), the Company had 180 calendar days to regain compliance with the rule.  To regain compliance with the minimum bid price requirement, the closing bid price of the Company’s common stock must close above $1.00 for a minimum of ten consecutive trading days. As previously disclosed by the Company, on February 9, 2012, Bidz received a letter from Nasdaq granting the Company an additional 180 calendar day period, or until August 6, 2012, to regain compliance with the minimum bid requirement for continued listing.  That additional period in which to regain compliance was granted, in part, based on the Company’s written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. The Company failed to regain compliance by August 6, 2012, and Nasdaq issued the Minimum Bid Determination Letter.  The Minimum Bid Determination Letter states that Nasdaq will consider this matter in their decision regarding the Company’s continued listing on the Nasdaq Capital Market and indicated that the Company should present its views with respect to the additional deficiency in writing no later than August 14, 2012, which the Company intends to do.  The Company intends to request that consistent with the Panel Determination Letter, Nasdaq allow the Company’s common stock to continue to be listed on the Nasdaq Capital Market until the earlier of 3 days past the day a stockholders meeting is held to consider the going private transaction, or November 6, 2012, whichever is earlier.

This report contains statements made by Bidz that are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including forward-looking statements about the Company’s estimated revenue, gross margins, earnings and tax rates.  All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding the Company’s future financial position, business strategy and plans and objectives of management for future operations, are forward looking statements.  The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions, as they relate to the Company, are intended to identify forward looking statements.  Bidz based these forward-looking statements largely on current expectations and projections about future events and financial trends that Bidz believes may affect its financial condition, results of operations, business strategy and financial needs.  Risks and uncertainties include the growth of our business may depend on our ability to successfully introduce and expand new product offerings, including those on modnique.com; that the unavailability of debt financing to fund our operations could adversely affect our business; that repurchases of our common stock may not prove to be the best use of our cash resources; that we may be at risk to accurately report financial results or detect fraud if we fail to maintain an effective system of internal controls; that our branded inventory may be vulnerable to complaints or claims of infringement on intellectual property rights; that our common stock is subject to short selling and trading, and prices of our stock may be volatile; that we must continue to generate a high volume of visitor traffic to our website and convert those visitors into buyers; that we are subject to “prank” bidding; that we may face increasing costs to acquire new customers; that we anticipate expanding our international sales activities, causing our business to become increasingly susceptible to numerous risks that could affect our profitability; that we do not have a guaranteed supply of jewelry products, and we have a concentration of inventory purchases from our top two suppliers; that competition from online auctioneers and other online companies with greater brand recognition may adversely affect our sales; that we may be subject to a tax liability for past sales and our future sales may decrease if we are required to collect sales and use taxes on the products we sell; that increases in the cost of precious metals and precious and semi-precious stones would increase the cost of our jewelry products; that any failure of our auction and bidding systems hardware, which is located at a single third-party co-location facility, or any failure of our fulfillment and administrative hardware would adversely affect our business and results of operations; that failure to protect confidential information about our customers and our network against security breaches could damage our reputation; that our inventory is vulnerable to damage or loss caused by fire, flood, earthquakes, theft and similar events; that increases in credit card processing fees could increase our costs; that seasonal fluctuations in our net revenue could cause our quarterly results to fluctuate and cause our results of operations to be below expectations; that descriptions of our merchandise are not guarantees and may confuse, mislead or disappoint our customers; that we may unknowingly be involved in “conflict” diamond purchases; that we may be subject to regulations governing the conduct and liability of auctioneers, which could adversely affect the way in which we conduct our business or otherwise increase our cost of doing business; that we are subject to regulations relating to consumer privacy, which could increase the cost of our doing business; the ability to maintain profit levels while expanding international sales; the ability to detect fraud if we fail to maintain an effective system of internal controls; the ability to maintain our website, electronic data processing systems, and systems hardware; the ability to protect our intellectual property rights; and potential litigation and government enforcement actions.  All forward-looking statements are qualified in their entirety by reference to the factors described in Part I, Item 1A, “Risk Factors” in Bidz’ 2011 Annual Report on Form 10-K that could cause the actual results of Bidz to differ materially from those projected in such forward-looking statements.

All subsequent forward-looking statements, whether written or oral and whether made by or on behalf of Bidz, also are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and Bidz undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for Bidz to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2012	BIDZ.COM, INC.

	By:	/s/ Lawrence Kong
Lawrence Kong
Chief Financial Officer